INCOME TAXES	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

4. INCOME TAXES

As discussed in Note 2, the Company utilizes the asset and liability method of accounting for income taxes in accordance with FASB ASC 740.

The income tax provision (benefit) consists of the following:

	2025	2024

Current	$(82)	$–
Deferred	–	–
Change in valuation allowance	82	–
Total income tax provision (benefit)	$–	$–

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	2025		2024

U.S. federal income tax benefit at federal statutory rate	21.0%		0.0%
State tax, net of federal tax effect	4.0%		–%
Change in valuation allowance	(25.0%	)	0.0%
Total income tax provision	0.0%		0.0%

The tax effects of temporary differences that give rise to deferred tax assets or liabilities are presented below:

	2025	2024

Deferred tax assets:
Net operating loss carryforwards	$82	$–
Less: valuation allowance	(82)	–
Net deferred tax assets	$–	$–

The valuation allowance for deferred tax assets as of December 31, 2025 and 2024 was $82 and $0. The change in the total valuation for the year ended December 31, 2025 was an increase of $82. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the net operating losses and temporary differences become deductible. Management considered projected future taxable income and tax planning strategies in making this assessment. The value of the deferred tax assets was offset by a valuation allowance, due to the current uncertainty of the future realization of the deferred tax assets.

The Company’s policy is to record interest and penalties associated with unrecognized tax benefits as additional income taxes in the statement of operations. As of January 1, 2025, the Company had no unrecognized tax benefits and no charges during 2025, and accordingly, the Company did not recognize any interest or penalties during 2025 related to unrecognized tax benefits. There is no accrual for uncertain tax positions as of December 31, 2025.

The Company was not subject to federal or state income taxes during the period it was a Wyoming shelf company, which was from December 21, 2022 (date of inception) through March 18, 2025, date of change of control. Thus, there was no income tax benefit for the net loss for the year ended December 31, 2024. In addition, there no net operating losses were generated from inception through March 18, 2025. The Company is subject to U.S. federal and Florida income taxes in 2025.

As of December 31, 2025, the Company had a net operating loss carryforward for U.S. federal income tax purposes and Florida income taxes of approximately $ These carryforwards were generated in 2025 and, under current tax law, do not expire but are limited to offsetting a maximum of 80% of taxable income in future periods, subject to Section 382 and similar state limitations.

Under Section 382 of the Internal Revenue Code, as amended, changes in the Company’s ownership may limit the amount of its net operating loss carryforwards that could be utilized annually to offset future taxable income, if any. This limitation would generally apply in the event of a cumulative change in ownership of the Company of more than 50% within a three-year period. The Company believes that operating loss carryforwards may be limited under Section 382 limitations, although Section 382 studies have not been conducted to determine the actual limitations.